UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Accenture plc

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	2)	Form, Schedule or Registration Statement No.:
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	4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on February 4, 2015.

C/O GENERAL COUNSEL, SECRETARY & CHIEF COMPLIANCE OFFICER 161 N. CLARK STREET CHICAGO, ILLINOIS 60601	Meeting Information
Meeting Type: Annual General Meeting of Shareholders
For holders as of: December 9, 2014
	Date: February 4, 2015	Time: 12:00 pm, local time
Location: Accenture New York Office
1345 Avenue of the Americas, 6th floor
New York, New York 10105, USA
For directions to the meeting, please contact:
General Counsel, Secretary & Chief Compliance Officer
c/o Accenture, 161 N. Clark Street
Chicago, Illinois 60601, USA

You are receiving this communication because you hold shares in Accenture plc.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice for instructions to obtain proxy materials and vote.

    Before You Vote

        How to Access the Proxy Materials

Materials Available to VIEW or RECEIVE:

The 2014 Proxy Statement and Notice of Annual Meeting, Form 10-K for the fiscal year ended August 31, 2014 and 2014 Letter to Our Shareholders (the “Proxy Materials”) and our Irish financial statements are available.

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of the Proxy Materials and the proxy card, or proxy materials for future shareholder meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*     To request a paper copies of the Proxy Materials for the current meeting, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Please note that this e-mail will not register your preferences for future shareholder meetings. In addition, requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Please make all requests as instructed above on or before January 21, 2015 to facilitate timely delivery in advance of the meeting.

How To Vote Please Choose One of the Following Voting Methods

Vote By Internet: Go to www.proxyvote.com or, from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the Proxy Materials, which will also include a proxy card.

Vote In Person: You may attend the meeting, or send a personal representative with an appropriate proxy, to vote by poll card at the meeting. Please follow the instructions below under “Shareholder Meeting Registration.” Please contact: General Counsel, Secretary & Chief Compliance Officer, c/o Accenture, 161 N. Clark Street, Chicago, Illinois 60601, USA, for additional information about sending a personal representative on your behalf.

Shareholder Meeting Registration: At the entrance to the meeting, we will request to see your admission ticket and valid photo identification, such as a driver’s license or passport. We encourage you to request an admission ticket in advance of the meeting. You may request admission tickets by visiting www.proxyvote.com and following the instructions provided. You will need the 16-digit control number printed in the box marked by the arrow .. If you do not request an admission ticket in advance, we will request to see proof of share ownership at the entrance to the meeting. Please refer to the proxy statement for additional details.

Voting Items

Accenture plc (“Accenture”)

The Board of Directors recommends that you vote “FOR” each of the director nominees in Proposal 1 and “FOR” Proposals 2, 3, 4, 5, 6, 7 and 8:

1.     Re-appointment of the following nominees to the Board of Directors:

        Nominees:

1a.    Jaime Ardila

1b.    Dina Dublon

1c.    Charles H. Giancarlo

1d.    William L. Kimsey

1e.    Marjorie Magner

1f.    Blythe J. McGarvie

1g.    Pierre Nanterme

1h.    Gilles C. Pélisson

1i.    Paula A. Price

1j.    Wulf von Schimmelmann

1k.    Frank K. Tang

2.	To approve, in a non-binding vote, the compensation of our named executive officers.

3.	To ratify, in a non-binding vote, the appointment of KPMG LLP (“KPMG”) as the independent auditors of Accenture and to authorize, in a binding vote, the Audit Committee of the Board of Directors to determine KPMG’s remuneration.

4.	To grant the Board of Directors the authority to issue shares under Irish law.

5.	To grant the Board of Directors the authority to opt-out of statutory pre-emption rights under Irish law.

6.	To authorize holding the 2016 annual general meeting of shareholders of Accenture at a location outside of Ireland.

7.	To authorize Accenture and its subsidiaries to make open-market purchases of Accenture Class A ordinary shares under Irish law.

8.	To determine the price range at which Accenture can re-issue shares that it acquires as treasury shares under Irish law.

WHY DID I RECEIVE THIS NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS (“NOTICE”)?

Companies are now permitted to send the enclosed Notice instead of a full printed set of proxy materials. The Notice gives you instructions on how to view Accenture’s proxy materials and vote online or how to receive a full set of printed materials by mail.

HOW DO I VIEW THE PROXY MATERIALS ONLINE?

Go to www.proxyvote.com and follow the instructions to view the materials. It is necessary to provide the information printed in the box marked by the arrow located on the Notice.

WHAT IF I PREFER TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS?

You can easily request a paper copy at no cost. You will need the information on the Notice that is printed in the box marked by the arrow and select one of the three options below.

¡	By INTERNET at www.proxyvote.com.

¡	By TELEPHONE, toll-free at 1-800-579-1639.

¡	By sending an E-MAIL to sendmaterial@proxyvote.com; simply enter the information in the box marked by the arrow from the Notice in the subject line. No other information is necessary.

CAN I REQUEST TO RECEIVE A FULL SET OF PRINTED PROXY MATERIALS FOR FUTURE MEETINGS RATHER THAN RECEIVING A NOTICE?

Yes, you may request to receive proxy materials for all future meetings by going to www.proxyvote.com or dialing 1-800-579-1639 and following the specific instructions.

HOW CAN I VOTE MY SHARES?

¡	You may vote your shares via the INTERNET at www.proxyvote.com or by scanning the QR Barcode in the box marked by the arrow on the Notice.

¡	If you vote by going to www.proxyvote.com, you will need to provide the information printed in the box marked by the arrow located on the Notice. You are encouraged to read all of the proxy materials before voting your shares as they contain important information for making an informed voting decision.

¡	You may vote your shares BY MAIL by requesting a paper copy of the proxy materials that include a proxy card or voting instruction form.

¡	You may vote your shares BY PHONE by viewing the proxy materials online first at www.proxyvote.com, or by requesting a copy of the proxy materials, and then by using the toll-free number provided on the proxy card or voting instruction form.

¡	You may also vote your shares IN PERSON at our annual general meeting of shareholders. Please refer to the proxy statement for specific instructions on how to register to attend the meeting.

You MAY NOT use your Notice to vote your shares, it is NOT a form for voting. If you send the Notice back your vote will not count.

For more information please visit, www.sec.gov/spotlight/proxymatters/e-proxy.shtml